EXHIBIT 32

       CERTIFICATION OF CHIEF EXECUTIVE OFFICER & CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jose Cisneros, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge, Casita Enterprises, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Casita Enterprises, Inc.


Date: March 30, 2009                  By: /s/ Jose Cisneros
                                         ---------------------------------------
                                      Name:  Jose Cisneros
                                      Title: Chief Executive & Financial Officer


This certification accompanies the Annual Report on Form 10-K pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Casita Enterprises, Inc. specifically incorporates it by reference.